Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Hardman Johnston International Growth Fund
Institutional Shares
(Trading Symbol: HJIGX)
Retail Shares
(Trading Symbol: HJIRX)
(the “Fund”)
Supplement dated May 22, 2025 to
the Summary Prospectus and Statutory Prospectus and Statement of Additional Information
dated February 28, 2025

Effective June 2, 2025, the mailing address for the Fund has changed. Going forward, please send written requests to obtain Fund documentation, or to purchase, redeem, or exchange shares of the Fund to:

Regular Mail:
Hardman Johnston International Growth Fund
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252

Overnight Delivery:
Hardman Johnston International Growth Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

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Please retain this supplement with your Summary Prospectus and Statutory Prospectus and Statement of Additional Information